GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL
GOODWILL
10.	GOODWILL

The Group’s goodwill was recognized from the business acquisitions in 2021. The changes in the carrying amount of goodwill were as follows:

		Cloud-based
	Cloud service	digital solutions
	and solutions	and services	Total
	RMB	RMB	RMB
Balance as of December 31, 2021	3,669,031	956,084	4,625,115
Disposal of a subsidiary	(15,268)	—	(15,268)
Adjustments to fair values of preliminary purchase price allocation	(3,259)	(864)	(4,123)
Balance as of December 31, 2022	3,650,504	955,220	4,605,724
Balance as of December 31, 2022, in US$	529,273	138,494	667,767

As of December 31, 2021, the Group performed a qualitative assessment for goodwill allocated to the Cloud service and solutions and the Cloud-based digital solutions and services reporting units, and concluded that it is not more-likely-than-not that the fair value of the reporting units is less than their carrying amount.

As of December 31, 2022, the Group performed a qualitative assessment for goodwill allocated to the Cloud-based digital solutions and services reporting unit, and concluded that it is not more-likely-than-not that the fair value of the reporting unit is less than its carrying amount. The Group elected to bypass the qualitative assessment and proceed directly to perform quantitative assessment for the goodwill allocated to Cloud service and solutions reporting unit due to industry and market considerations, and overall financial performance of the reporting unit. The fair value of this reporting unit has been determined using the income approach. Significant assumptions used included projected revenue growth rates, IDC costs, terminal growth rate, and discount rate. As of December 31, 2022, as the fair value of the Cloud service and solutions reporting unit exceeded its carrying amount, no impairment loss was recognized.